Breeze-Eastern Shareholders Meeting
Brad Pedersen, CEO & President
September 12, 2013
Whippany, NJ
Exhibit 99.1
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reproduced portions of this document

INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of
1933 as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding our future operating performance, financial results, events, trends and plans. All statements in this presentation other than statements of historical facts are forward-looking statements. Forward-looking statements involve numerous risks and uncertainties. We have attempted to identify any forward-looking statements by using words such as
“anticipates,” “believes,” “could,” “expects,” “intends,” “may,” “should” and other similar expressions. Although w
e believe that the expectations reflected in all of our forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Such statements are not guarantees of future performance or events and are subject to known and unknown risks and uncertainties that could cause our actual results, events or financial positions to differ materially from those included within the forward-looking statements.
Such factors include, but are not limited to competition from other companies; changes in applicable laws, rules, and regulations affecting the Company in the locations in which it conducts its business; interest rate trends; a decline or redirection of the United States government defense budget, the failure of Congress to approve a budget or continuing resolution, changes in spending allocation or the termination, postponement, or failure to fund one or more significant contracts by the United States government or other customers; changes in our sales strategy and product development plans; changes in the executive management team; status of labor relations; competitive pricing pressures; market acceptance of our products under development; delays in the development of products;
determination by us to dispose of or acquire additional assets; general industry and economic conditions; events impacting the U.S. and world financial markets and economies; and those specific risks disclosed in our Annual
Report on Form 10-K for the fiscal year ended March 31, 2013, Quarterly Reports on Form 10-Q, and other filings with the Securities and Exchange Commission. We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information or future events.

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page. Sales and Operating Income 3

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page. EBITDA $ and % of Sales 4

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page. Cash and Debt $ Millions FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 5 FY14 1Q

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page. BZC Stock Price

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
FY2013: Key Accomplishments
•
Sales of almost $80 million
•
Paid off term-debt more than one year early
• We have zero debt
•
Completed Significant Milestones on Several
Development Programs
•
Engineering spending decrease
•
Improved spare parts and O&R delivery times
•
Awarded US Army Multi-Year VIII with Sikorsky
• Retains Breeze-Eastern on the Black Hawk for five more years

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
Breeze-Eastern Products and Services

•
“Heroes use our equipment to save lives every day”
• Military and commercial helicopters:
•
Rescue hoists, cargo hooks, cargo winches
• Military cargo aircraft:
•
Cargo winches and parachute line retrieval winches
• Full-service supplier including:
•
Overhaul and repair
•
Spare parts
•
Training

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
Breeze-Eastern Customers
•
Global original equipment manufacturers (OEM) and helicopter operators
•
Mission critical operations
•
Search and rescue
•
Shipboard operators
•
Global manufacturers and operators of military cargo aircraft
•
U.S. Military:
•
Army, Navy, Air Force, Coast Guard, National Guard, Border Patrol
•
International military organizations
•
State/county police, fire, and rescue departments
•
Other global aerospace/defense companies

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
Current Market Conditions
•
U.S. Department of Defense sequestration uncertain
•
European and international market demand forecasted to be
stable and consistent
•
OEMs continue to develop new aircraft platforms
•
Potential to grow in markets such as China, India, and other
Eastern Europe/Asian countries

• Specific impact not predictable
• Less vulnerable are high-value rescue and special ops missions
• We have a slight buffer from our platform diversity and aftermarket service and parts

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
Current Military Platforms

Rescue Cargo Cargo Weapons
Service OEM Platform Hoist Hook Winch Handling Other
US Army Sikorsky UH/HH-60 Black Hawk
MH-60 Black Hawk
Boeing CH-47 Chinook
MH-47 Chinook
US Air Force Alenia C-27 JCA Spartan
Boeing C-17 Globemaster Retrieval Winch
Lockheed-Martin F-35 Lightning
Sikorsky HH-60
Pavehawk
US Navy
Sikorsky
MH-60R Seahawk Probe Hoist
MH-60S Knighthawk
SH-60B/F Seahawk Probe Hoist
US Marine Corps Sikorsky CH-53 Sea Stallion
CH-53K Super Stallion
Bell/Boeing V-22 Osprey
Airbus Military A400M All Customers Cargo Winch and Retrieval Winch

New Product Development Cargo Winch Retrieval Winch Weapon Handling Cargo Hook & Rescue Hoist

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
Breeze-Eastern Strengths
•
Respected global leader in hoists, winches, cargo
hooks, and weapons handling
•
Highly-reliable products
•
Full-service provider – design, build, repair, and
maintain
•
Established and growing product base for
aftermarket spare parts and overhaul & repair
•
Strong cash flow and healthy balance sheet

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
Strategic Focus
•
Continuous improvement in global customer
service & support
•
Speed and responsiveness to customer needs
•
Global support network
•
New product development and improvement of
legacy products
•
Continue to leverage balance sheet strength

Environmental Site Status

Status as of September 2013
Original Number of Sites = 25, Sites Remaining = 10
15 14   Closed - prior to FY13
1 Closed June 2013
3   Near Closure
2   Active Monitoring
5   Active Characterization &
      Remediation
Longer Completion Timeline

Significant Environmental Advances
•
Glen Head, NY
•
Completed soil remediation and site characterization
•
Negotiating sale with buyer
•
Fed Labs, PA
•
Closure at Area 11 pending based on buried munitions screening
•
Closure strategy at Area 15A included turning off groundwater treatment and subsequent testing to determine how aquifer responds
•
Working with governmental agencies to resolve claims for past and future costs at Eastern Areas
•
Wyoming, IL
•
Closed June 2013 – Illinois issued “no further remediation” letter
•
Irvington, NJ
•
Characterization completed; cleanup begins in Fall 2013
•
Temporary treatment system suspension granted by the state
•
Sunnyvale, CA and Placerita, CA
•
Reduce annual spending
•
Closure pending for Brazil and Milpitas, CA

Questions ?

CONFIDENTIAL INFORMATION: Any and all information, specifications, manufacturing information, schedules, marketing plans, prices or other data provided in this email to you is proprietary information belonging to Breeze-Eastern Corporation, and is not to be used, revealed, copied, transmitted or discussed with any third party without the prior written consent of Breeze-Eastern Corporation. This restriction does not limit your right to use the above information if it is properly obtained from another source without restriction.  If you have received this E-mail in error, please delete it and all its contents from your message systems and notify the sender of the erroneous receipt
EXPORT CONTROLLED - WARNING: This document may contain information that is subject to the International Traffic in Arms Regulation (ITAR) or the Export Administration
Regulations (EAR), and may not be exported, released, or disclosed to foreign nationals, either in the United States or overseas, without first complying with the export requirements/regulations of the ITAR and/or the EAR. The recipient is responsible for complying with all such export requirements/regulations. Include this notice with any reproduced portions of this document